UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 9, 2018

Waters Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

01-14010	13-3668640
(Commission File Number)	(IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts	01757
(Address of Principal Executive Offices)	(Zip Code)

(508) 478-2000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On May 9, 2018, the Board of Directors of Waters Corporation (the “Company”) adopted a new Global Code of Business Conduct & Ethics (the “Code”), which applies to all of the employees, executive officers and directors of the Company. The description of the Code contained in this report is qualified in its entirety by reference to the form of the Code filed as Exhibit 14.1 to this Current Report on Form 8-K. The Code is available under the Corporate Governance page of the Company’s website at www.waters.com. The information on the Company’s website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

14.1	Form of Global Code of Business Conduct & Ethics

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WATERS CORPORATION

Dated: May 15, 2018	By:	/s/ SHERRY L. BUCK
	Name:	Sherry L. Buck
	Title:	Senior Vice President and Chief Financial Officer